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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.  20549

                                       FORM 8-K

                                    CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  February 24, 1998



                                   PETSMART, INC.
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                   (State or other jurisdiction of incorporation)



     0-21888                                             94-3024325
(Commission File No.)                        (IRS Employer Identification No.)



                              19601 NORTH 27TH AVENUE
                                 PHOENIX, AZ  85027
               (Address of principal executive offices and zip code)



         Registrant's telephone number, including area code: (602) 580-6100



                              _______________________

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ITEM 2.   OTHER EVENTS.

     On February 24, 1998, PETsMART, Inc. (the "Company") announced its earnings for the fiscal year ended February 1, 1998. The press release containing this announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits

          Exhibit No.         Description

          99.1                Press Release of PETsMART, Inc. dated
                              February 24, 1998










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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   PETsMART, INC.


Dated:  February 25, 1998      By: /s/ C. Donald Dorsey
                                   ----------------------------------
                                   C. Donald Dorsey
                                   Executive Vice President and Chief Financial
                                   Officer










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